Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF – JANUARY

FT Cboe Vest U.S. Equity Deep Buffer ETF – JANUARY

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated JANUARY 13, 2023

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On January 20, 2023, each Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of January 23, 2023. The new Target Outcome Period will end on January 19, 2024. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for each Fund for the Target Outcome Period beginning on January 23, 2023.

FT Cboe Vest U.S. Equity Buffer ETF – JANUARY (FJAN)

20.60% - 22.80%

(before fees, expenses and taxes)

19.75% - 21.95%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

FT Cboe Vest U.S. Equity Deep Buffer ETF – JANUARy (DJAN)

15.80% - 17.50%

(before fees, expenses and taxes)

14.95% - 16.65%

(after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference